UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2011

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC		28472-3008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 24, 2011, the Nasdaq Hearings Panel notified Waccamaw Bankshares, Inc. (the “Company”), that it has determined to grant the Company’s request to remain listed on The Nasdaq Stock Market, subject to the condition that the Company file all of its delinquent filings with the Securities and Exchange Commission on or before September 27, 2011. The Company must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq Stock Market. If the Company is unable to do so, its securities may be delisted from The Nasdaq Stock Market.

The Company appeared before the Nasdaq Hearings Panel on August 4, 2011, for the purpose of appealing the determination of the Nasdaq Listing Qualifications Department that the Company’s securities should be delisted from The Nasdaq Stock market. The Company is subject to delisting because it has not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, or its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, with the Securities and Exchange Commission.

On August 29, 2011, the Company issued a press release regarding the decision of the Nasdaq Hearings Panel. A copy of the press release is attached as exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 29, 2011, regarding the decision of the Nasdaq Hearings Panel

This current report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	August 29, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 29, 2011, regarding the decision of the Nasdaq Hearings Panel